POWER OF ATTORNEY

WILSHIRE VARIABLE INSURANCE TRUST
WILSHIRE MUTUAL FUNDS, INC.

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Wilshire Variable Insurance Trust, a Delaware statutory trust, and a Director of Wilshire Mutual Funds, Inc., a Maryland corporation, does hereby make, constitute and appoint Lawrence E. Davanzo and Helen Webb Thompson, and each of them, severally, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A or Form N-14, under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the above-referenced registrant to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of October, 2008.

Signature	Title	Date
/s/ Roger A. Formisano Roger A. Formisano	Trustee/Director	October 14, 2008

POWER OF ATTORNEY

WILSHIRE VARIABLE INSURANCE TRUST
WILSHIRE MUTUAL FUNDS, INC.

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Wilshire Variable Insurance Trust, a Delaware statutory trust, and a Director of Wilshire Mutual Funds, Inc., a Maryland corporation, does hereby make, constitute and appoint Lawrence E. Davanzo and Helen Webb Thompson, and each of them, severally, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A or Form N-14, under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the above-referenced registrant to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of October, 2008.

Signature	Title	Date
/s/ Richard A. Holt Richard A. Holt	Trustee/Director	October 14, 2008

POWER OF ATTORNEY

WILSHIRE VARIABLE INSURANCE TRUST
WILSHIRE MUTUAL FUNDS, INC.

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Wilshire Variable Insurance Trust, a Delaware statutory trust, and a Director of Wilshire Mutual Funds, Inc., a Maryland corporation, does hereby make, constitute and appoint Lawrence E. Davanzo and Helen Webb Thompson, and each of them, severally, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A or Form N-14, under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the above-referenced registrant to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of October, 2008.

Signature	Title	Date
/s/ Suanne K. Luhn Suanne K. Luhn	Trustee/Director	October 14, 2008

POWER OF ATTORNEY

WILSHIRE VARIABLE INSURANCE TRUST
WILSHIRE MUTUAL FUNDS, INC.

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Wilshire Variable Insurance Trust, a Delaware statutory trust, and a Director of Wilshire Mutual Funds, Inc., a Maryland corporation, does hereby make, constitute and appoint Lawrence E. Davanzo and Helen Webb Thompson, and each of them, severally, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A or Form N-14, under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the above-referenced registrant to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of October, 2008.

Signature	Title	Date
/s/ Harriet A. Russell Harriet A. Russell	Trustee/Director	October 14, 2008

POWER OF ATTORNEY

WILSHIRE VARIABLE INSURANCE TRUST
WILSHIRE MUTUAL FUNDS, INC.

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Wilshire Variable Insurance Trust, a Delaware statutory trust, and a Director of Wilshire Mutual Funds, Inc., a Maryland corporation, does hereby make, constitute and appoint Lawrence E. Davanzo and Helen Webb Thompson, and each of them, severally, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A or Form N-14, under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the above-referenced registrant to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of October, 2008.

Signature	Title	Date
/s/ George J. Zock George J. Zock	Trustee/Director	October 14, 2008